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                                                                       Exhibit 2

                             Joint Filing Agreement

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date: December 5, 2005

                                        HARBOURVEST PARTNERS, LLC


                                        By: /s/ Martha D. Vorlicek
                                            ------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director

                                        /s/ Edward W. Kane
                                        ----------------------------------------
                                        Edward W. Kane

                                        /s/ D. Brooks Zug
                                        ----------------------------------------
                                        D. Brooks Zug


                                        HIPEP III-DIRECT ASSOCIATES LLC

                                        By: HARBOURVEST PARTNERS, LLC
                                        Its Managing Member


                                        By /s/ Martha D. Vorlicek
                                           -------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director



                                        HARBOURVEST INTERNATIONAL PRIVATE EQUITY
                                        PARTNERS III-DIRECT FUND L.P.

                                        By: HIPEP III-DIRECT ASSOCIATES LLC
                                        Its General Partner

                                        By: HARBOURVEST PARTNERS, LLC
                                        Its Managing Member


                                        By /s/ Martha D. Vorlicek
                                           -------------------------------------
                                        Name: Martha D. Vorlicek
                                        Title: Managing Director